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                                                     EXHIBIT 23.4



            CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


     As independent petroleum engineers, we hereby consent to the incorporation by reference in ENSERCH Corporation's Registration Statement on Form S-3 of our estimates of proven oil and gas reserves of DALEN Corporation as of December 31, 1994, included in your Form 8-K dated May 26, 1995, and to the reference to our firm included in this Registration Statement.







                              NETHERLAND, SEWELL & ASSOCIATES, INC.


Dallas, Texas
August 2, 1995